THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2023

NML VARIABLE ANNUITY ACCOUNT A
SUPPLEMENT TO THE PROSPECTUS
INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT B
SUPPLEMENT TO THE PROSPECTUS
FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

This Supplement updates certain information in the most recent prospectuses (the “Prospectuses”) for the above-referenced variable annuity contracts and any supplements to the Prospectuses. You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Effective January 1, 2024, the FEDERAL INCOME TAX SECTION is amended as follows:
In the “Contribution Limitations and General Requirements Applicable to Contract” section, under “Traditional IRA”, the sentence which reads ”A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older.” is replaced in its entirety by the sentences below:
Currently, the limit on IRA catch-up contributions is $1,000 (not indexed) for individuals who are age 50 or over. Effective for taxable years beginning after December 31, 2023, the catch-up limit may be increased to reflect cost of living increases.
In the “Contribution Limitations and General Requirements Applicable to Contract” section, under “Roth IRA”, the sentence which reads ”A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older.” is replaced in its entirety by the sentences below:
Currently, the limit on IRA catch-up contributions is $1,000 (not indexed) for individuals who are age 50 or over. Effective for taxable years beginning after December 31, 2023, the catch-up limit may be increased to reflect cost of living increases.
In addition, the last paragraph of this section is appended to include the two sentences below:
Beginning in 2024, individuals may make a tax-free rollover no more than $35,000 (lifetime limit) from a 529 plan into a Roth IRA. Rollovers must be made by a direct trustee-to–trustee transfer from a qualified tuition program into a Roth IRA that has been open at least 15 years prior to the rollover. Rollover amounts subject may not exceed annual Roth IRA contribution limits.
Under “Taxation of Contract Benefits”, the section “Minimum Distribution Requirements” is replaced in its entirety with the content below:
Required Minimum Distributions Qualified Contracts are subject to required minimum distribution (RMD) rules that govern the timing and amount of distributions. There is a 25% excise tax on any shortfall to taking the full RMD for a year, which is reduced to 10% if the shortfall is corrected within two years.
For IRAs, RMDs must begin by an individual’s “applicable age.” For most other Qualified Contracts, distributions generally must begin by the later of the individual’s applicable age or retirement. For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 1/2. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. For Roth IRAs or accounts, no RMDs are required during the individual’s lifetime.

RMDs rules also apply after death. Under recent changes to the law, most beneficiaries must take distributions within ten years. Certain “eligible designated beneficiaries” are permitted to take distributions over life or life expectancy. Eligible designated beneficiaries include spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. There are additional rules for situations where there is no designated beneficiaries or the beneficiary is a trust.
The details of the RMD rules are extremely complex. Consult a tax adviser for additional information.
Please retain this Supplement for future reference.
This Supplement is dated December 28, 2023.